         ------------------------------------------------------------
                               MORGAN STANLEY
                                 DEAN WITTER
                             GLOBAL OPPORTUNITY
                               BOND FUND, INC.
         ------------------------------------------------------------


                                ANNUAL REPORT
                              DECEMBER 31, 2000
                         MORGAN STANLEY DEAN WITTER
                         INVESTMENT MANAGEMENT INC.
                             INVESTMENT ADVISER


                         MORGAN STANLEY DEAN WITTER
                     GLOBAL OPPORTUNITY BOND FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS     DIRECTOR

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV                      Belinda A. Brady
DIRECTOR                               TREASURER

William G. Morton, Jr.                 Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------


For the year ended December 31, 2000, the Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -3.14% compared to 4.24% for the Emerging Markets Bond/U.S. High Yield blended Composite (the "Emerging Markets/U.S. High Yield Composite"), and 3.15% for the Latin American/Emerging Markets/High Yield blended Composite (the "Latin/Emerging Markets/High Yield Composite"). For the period from the Fund's commencement of operations on May 27, 1994 through December 31, 2000, the Fund's total return, based on net asset value per share, was 62.03% compared to 89.60% for the Emerging Markets/U.S. High Yield Composite, and 82.41% for the Latin/Emerging Markets/High Yield Composite. Effective January 1, 2000, the Fund uses as its benchmark the Emerging Markets/U.S. High Yield Composite, which is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At December 31, 2000, the Fund's investments in debt instruments were comprised of 48% emerging markets debt securities and 52% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $7 3/4, representing a 14.0% discount to the Fund's net asset value per share.

The Fund underperformed the benchmark in the year 2000. In the second half of the year, we had an overweight allocation to the U.S. high yield market. This detracted from results as emerging markets debt performed better than U.S. high yield.

In U.S. high yield, our overweight allocation to the telecom sectors detracted from performance as this sector performed poorly due to operational problems for some companies, and the sell-off and volatility in the NASDAQ. Our higher quality portfolio within the high yield portion of the Fund helped our results as higher rated securities performed better than lower rated securities. Higher allocations to gaming and security selection within the healthcare sector also contributed to the results.

In emerging markets debt, overweights in Russia and Brazil helped returns most of the year, but they did detract in September when the market widened in spreads. Underweight positions to the Asian countries and to Argentina have added to relative returns as these countries have not performed as well as the rest of the market. Higher allocations than the benchmark to Peru and Colombia, and poor security selection within the Philippines have pulled down results.

Due to the continued widening of spreads in the high yield market this year, we have been increasing our weighting to this sector. Spreads are at their widest level since 1991, when the U.S. was in its last recession. We are continuing to have an overweight allocation to the telecommunication sector and feel that it is undervalued. We also currently maintain our higher credit quality as compared to the benchmark in U.S. high yield. In emerging markets, we are taking a less aggressive stance, and we have overweights to Mexico, Bulgaria and, to a smaller extent, Russia.

We feel that the U.S. high yield market has very compelling value at the current time. With spreads in the U.S. high yield market above 900 basis points over treasuries, we feel that there is a good cushion against any further bad news. Of course, unlike U.S. Treasury securities, high yield securities involve greater risk of default and tend to be more volatile than investment grade fixed income securities. Emerging markets debt is fairly valued at the current time, but this market has a very strong long-term outlook.

Sincerely,

/s/ Harold Schaaff

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

HIGH YIELD FIXED INCOME SECURITIES, ALSO KNOWN AS "JUNK BONDS" ARE CONSIDERED SPECULATIVE, INVOLVE GREATER RISK OF DEFAULT AND TEND TO BE MORE VOLATILE THAN INVESTMENT GRADE FIXED INCOME SECURITIES.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
================================================================================

HISTORICAL                                                           TOTAL RETURN (%)
INFORMATION                          -----------------------------------------------------------------------------------
                                      MARKET VALUE (1)    NET ASSET VALUE (2)   EMHY COMPOSITE (3)  LEMHY COMPOSITE (4)
                                     -------------------  -------------------  -------------------  --------------------
                                                 AVERAGE              AVERAGE              AVERAGE              AVERAGE
                                     CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL
                                     ----------  -------  ----------  -------  ----------  -------  ----------  --------
                   ONE YEAR             5.05%     5.05%     -3.14%    -3.14%       4.24%     4.24%     3.15%     3.15%
                   FIVE YEAR           28.61      5.16      43.88      7.55       56.53      9.38     52.35      8.78
                   SINCE INCEPTION*    39.37      5.16      62.03      7.58       89.60     10.18     82.41      9.54

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

[CHART]

                                                        YEAR ENDED DECEMBER 31,

                                     1994*    1995     1996     1997     1998     1999      2000
                                    ------   ------   ------   ------   -------   ------   ------
Morgan Stanley Dean Witter          -6.42%   20.34%   31.45%   17.38%   -21.57%   22.73%   -3.14%
Global Opportunity Bond Fund,
Inc.(2)
Emerging Markets/High Yield         -0.85%   22.16%   23.50%   12.52%    -4.74%   13.44%    4.24%
Blended Composite(3)
Latin/Emerging Markets/High         -0.46%   22.37%   25.36%   12.56%    -3.19%   12.41%    3.15%
Yield Blended Composite(4)

                                                        YEAR ENDED DECEMBER 31,

                                   1994*     1995      1996      1997     1998     1999     2000
                                  ------    ------    ------    ------   ------   ------   ------
Net Asset Value Per Share.....    $12.25    $12.99    $14.86    $13.74    $9.64   $10.56    $9.01
Market Value Per Share........    $12.50    $12.50    $14.63    $13.13    $8.31    $8.38    $7.75
Premium/(Discount)............       2.0%     -3.8%     -1.5%     -4.4%   -13.8%   -20.6%   -14.0%
Income Dividends..............     $0.91     $1.59     $1.49     $1.30    $1.18    $1.05    $1.13
Capital Gains Distributions...        --       --      $0.50     $2.30    $0.06       --       --
Fund Total Return (2).........     -6.42%    20.34%    31.45%    17.38%  -21.57%   22.73%   -3.14%
EMHY Index Total Return (3)...     -0.85%    22.16%    23.50%    12.52%   -4.74%   13.44%    4.24%
LEMHY Index Total Return (4)..     -0.46%    22.37%    25.36%    12.56%   -3.19%   12.41%    3.15%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 2000, the Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of December 31, 2000, the Fund's investment in debt instruments was comprised of 48% emerging markets debt securities and 52% U.S. high yield securities. The Fund's performance will be compared to this benchmark as the country weightings represented by the benchmark are more representative of the Fund's portfolio.
(4) Prior to January 1, 2000, the Fund used as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index.
 *   The Fund commenced operations on May 27, 1994.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Portfolio Summary as of December 31, 2000
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Debt Securities                   (93.1%)
Equity Securities                  (4.3%)
Short-Term Investments             (2.6%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Argentina                          (3.9%)
Brazil                             (8.3%)
Columbia                           (1.4%)
Mexico                             (9.7%)
Poland                             (1.5%)
Russia                             (4.6%)
South Korea                        (1.4%)
United Kingdom                     (2.3%)
United States                     (55.5%)
Venezuela                          (1.6%)
Other                              (9.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                    PERCENT OF
                                                                       TOTAL
                                                                    INVESTMENTS
                                                                    -----------
1.   Nextel Communications, Inc. Step Bond,
       0.00%, 9/15/07 (United States)                                   2.6%
2.   United Mexican States Discount Bond `D',
       7.925%, 12/31/19 (Mexico)                                        2.3
3.   Federative Republic of Brazil Global Bond,
       14.50%, 10/15/09 (Brazil)                                        2.2
4.   Global Crossing Holding Ltd.,
       9.625%, 5/15/08 (United States)                                  2.0
5.   Adelphia Communications Corp. `B',
       7.75%, 1/15/09 (United States)                                   1.9
6.   United Mexican States Par Bond `W-B',
       6.25%, 12/31/19 (Mexico)                                         1.8%
7.   Russian Federation,
       12.75%, 6/24/28 (Russia)                                         1.7
8.   Level 3 Communications, Inc.,
       9.125%, 5/1/08 (United States)                                   1.7
9.   Horseshoe Gaming Holding,
       8.625%, 5/15/09 (United States)                                  1.7
10.  Russian Federation Step Bond,
        2.25%, 3/31/30 (Russia)                                         1.6
                                                                       ----
                                                                       19.5%
                                                                       ====

*    EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
---------
STATEMENTS OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
DECEMBER 31, 2000

                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS(93.1%)
--------------------------------------------------------------------------------
ALGERIA (0.6%)
SOVEREIGN (0.6%)
  Algerian Loan Agreement Tranche 1
    0.00%, 3/31/10                                   U.S.$   235     U.S.$   197
  Algerian Loan Agreement Tranche 3
    0.00%, 3/31/10                                            90              69
                                                                     -----------
                                                                             266
                                                                     -----------
--------------------------------------------------------------------------------
ARGENTINA (3.9%)
CORPORATE (0.6%)
  Cablevision SA
  (b)13.75%, 5/1/09                                           50              37
  CTI Holdings SA
  (a)0.00%, 4/15/08                                          325             125
  Multicanal SA
  (b)13.125%, 4/15/09                                        175             140
                                                                     -----------
                                                                             302
                                                                     -----------
SOVEREIGN (3.3%)
  Republic of Argentina
    10.25%, 7/21/30                                          140             116
    11.75%, 6/15/15                                          110             100
  Republic of Argentina 'L'
    (d)7.375%, 3/31/05                                       295             268
  Republic of Argentina Discount Note
    (d)7.875%, 3/31/23                                       300             230
  Republic of Argentina Global Bond
    11.375%, 1/30/17                                          80              72
  Republic of Argentina Par Bond 'L- GP'
    (a)6.00%, 3/31/23                                      1,050             728
                                                                     -----------
                                                                           1,514
                                                                     -----------
                                                                           1,816
                                                                     -----------
--------------------------------------------------------------------------------
AUSTRALIA (0.7%)
CORPORATE (0.7%)
  Murrin Murrin Holdings Property Ltd.
    9.375%, 8/31/07                                          400             300
                                                                     -----------
--------------------------------------------------------------------------------
BERMUDA (0.1%)
CORPORATE (0.1%)
  RSL Communications, Ltd.
    (a)0.00%, 6/15/08                                 EUR    256              10
       9.125%, 3/1/08                                U.S.$   550              22
       12.25%, 11/15/06                                       50               4
                                                                     -----------
                                                                              36
                                                                     -----------
--------------------------------------------------------------------------------
BRAZIL (8.3%)
CORPORATE (0.6%)
  Banco Nacional de Desenvolvimento
  Economico e Social
    (d)12.554%, 6/16/08                                      300             281
                                                                     -----------
--------------------------------------------------------------------------------
SOVEREIGN( 7.7%)
  Federative Republic of Brazil Bond
    11.625%, 4/15/04                                 U.S.$   600     U.S.$   623
  Federative Republic of Brazil 'C'
    Bond 'L'
    8.00%, 4/15/14                                           246             191
  Federative Republic of Brazil 'Z-
    L' Bond
(a,d)6.00%, 4/15/24                                          300             208
  Federative Republic of Brazil
    Bond 'EI-L'
(c,d)7.375%, 4/15/06                                         660             615
  Federative Republic of Brazil
    Bond  PIK 'C'
    8.00%, 4/15/14                                           619             480
  Federative Republic of Brazil
    Global Bond
    12.25%, 3/6/30                                           450             418
    14.50%, 10/15/09                                         910           1,004
                                                                     -----------
                                                                           3,539
                                                                     -----------
                                                                           3,820
                                                                     -----------
--------------------------------------------------------------------------------
BULGARIA(1.4%)
SOVEREIGN(1.4%)
  Republic of Bulgaria Front-Loaded
    Interest Reduction Bond
  (a)0.00%, 7/28/12                                        200               149
  (d)7.063%, 7/28/24                                       440               337
  Republic of Bulgaria Past Due
    Interest Bond
  (d)7.063%, 7/28/11                                       200               151
                                                                     -----------
                                                                             637
                                                                     -----------
--------------------------------------------------------------------------------
CANADA(1.2%)
CORPORATE(1.2%)
  GT Group Telecom, Inc.
  (a)0.00%, 2/1/10                                         375               124
  Husky Oil Ltd.
  (a)8.90%, 8/15/08                                        450               450
                                                                     -----------
                                                                             574
                                                                     -----------
--------------------------------------------------------------------------------
COLOMBIA(1.4%)
CORPORATE(0.8%)
  Occidente y Caribe 'B'
  (a)14.00%, 3/15/04                                       510               377
                                                                     -----------
SOVEREIGN(0.6%)
  Republic of Colombia Global Bond
    9.75%, 4/23/09                                         100                84
    11.75%, 2/25/20                                        225               194
                                                                     -----------
                                                                             278
                                                                     -----------
                                                                             655
                                                                     -----------
--------------------------------------------------------------------------------

              The accompanying notes are an integral part
                      of the financial statements.

                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
DENMARK(0.9%)
CORPORATE(0.9%)
  Callahan Nordrhein-Westfalen
    14.00%, 7/15/10                                   U.S.$   450    U.S.$   403
                                                                     -----------
--------------------------------------------------------------------------------
INDONESIA(0.7%)
CORPORATE(0.7%)
  Indah Kiat International Finance `B'
    11.875%, 6/15/02                                           65             44
  Paiton Energy Funding BV
  (b)9.34%, 2/15/14                                           125             38
  Tjiwi Kimia International Global
  Bond
    13.25%, 8/1/01                                            290            226
                                                                     -----------
                                                                             308
                                                                     -----------
--------------------------------------------------------------------------------
IVORY COAST(0.0%)
SOVEREIGN(0.0%)
  Republic of Ivory Coast
  (d,f)2.00%, 3/29/18                                         100             12
                                                                     -----------
--------------------------------------------------------------------------------
MALAYSIA(0.6%)
CORPORATE(0.6%)
  TM Global Inc.
  (b)8.00%, 12/7/10                                           250            255
                                                                     -----------
--------------------------------------------------------------------------------
MEXICO(9.7%)
CORPORATE(1.7%)
  Grupo Iusacell SA de CV
    14.25%, 12/1/06                                           150            148
  Maxcom Telecomunicacione SA de CV `B'
  (b)13.75%, 4/1/07                                           150             72
  Pemex Project FDG Master Trust
  (b)9.125%, 10/13/10                                         200            199
  Petroleos Mexicanos
    9.50%, 9/15/27                                            150            155
  TV Azteca 'B'
  (b)10.50%, 2/15/07                                          200            189
                                                                     -----------
                                                                             763
                                                                     -----------
SOVEREIGN(8.0%)
  United Mexican States
  (d)0.00%, 6/30/03                                         2,325            --@
     9.875%, 2/1/10                                           150            161
     11.50%, 5/15/26                                           50             61
  United Mexican States Discount Bond 'A'
  (d)7.313%, 12/31/19                                         560            557
  United Mexican States Discount Bond 'B'
  (d)7.603%, 12/31/19                                         250            249
  United Mexican States Discount Bond 'C'
  (d)7.80%, 12/31/19                                          100            100
  United Mexican States Discount Bond 'D'
  (d)7.925%, 12/31/19                                       1,050          1,045
                                                                     -----------
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
SOVEREIGN (CONTINUED)
  United Mexican States Euro Bond
    10.375%, 2/1/09                                    U.S.$  400    U.S.$   438
  United Mexican States Par Bond 'W-A'
    6.25%, 12/31/19                                           300            273
  United Mexican States Par Bond 'W-B'
    6.25%, 12/31/19                                           900            819
                                                                     -----------
                                                                           3,703
                                                                     -----------
                                                                           4,466
                                                                     -----------
--------------------------------------------------------------------------------
MOROCCO(0.4%)
SOVEREIGN(0.4%)
  Morocco R&C 'A'
  (d)7.75%, 1/1/09                                            218            189
                                                                     -----------
--------------------------------------------------------------------------------
NETHERLANDS(0.8%)
CORPORATE(0.8%)
  Hermes Europe Railtel BV
    11.50%, 8/15/07                                           190             78
  Tele1 Europe AB
    13.00%, 5/15/09                                    EUR    175            150
  United Pan-Europe Communications NV
  (b,c)10.875%, 8/1/09                                U.S.$   225            144
                                                                     -----------
                                                                             372
                                                                     -----------
--------------------------------------------------------------------------------
PANAMA(0.2%)
SOVEREIGN(0.2%)
  Republic of Panama Global Bond
    10.75%, 5/15/20                                           100             99
                                                                     -----------
--------------------------------------------------------------------------------
PERU(0.3%)
SOVEREIGN(0.3%)
  Republic of Peru Front-Loaded
    Interest Reduction Bond
  (a,b)3.75%, 3/7/17                                          150             88
  (a)3.75%, 3/7/17                                            100             59
                                                                     -----------
                                                                             147
                                                                     -----------
--------------------------------------------------------------------------------
PHILIPPINES(1.1%)
CORPORATE(0.5%)
  Bayan Telecommunications, Inc.
  (b,c)13.50%, 7/15/06                                        700            231
                                                                     -----------
SOVEREIGN(0.6%)
  Republic of Philippines
    10.625%, 3/16/25                                          350            289
                                                                     -----------
                                                                             520
                                                                     -----------
--------------------------------------------------------------------------------
POLAND(1.5%)
CORPORATE(1.5%)
  Netia Holdings II BV SER B
    13.50%, 6/15/09                                    EUR    375            296
--------------------------------------------------------------------------------

                 The accompanying notes are an integral part
                         of the financial statements.

                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
POLAND(CONTINUED)
CORPORATE(CONTINUED)
  PTC International Finance II SA
  (a)0.00%, 7/1/07                                    U.S.$   200    U.S.$   146
    11.25%, 12/1/09                                    EUR    185            167
    11.25%, 12/1/09                                   U.S.$   100             97
                                                                     -----------
                                                                             706
                                                                     -----------
--------------------------------------------------------------------------------
RUSSIA(4.6%)
SOVEREIGN(4.6%)
  Russian Federation
  (a,b)2.25%, 3/31/30                                       2,016            756
  (b)8.25%, 3/31/10                                           824            516
    10.00%, 6/26/07                                           100             73
    12.75%, 6/24/28                                           950            790
                                                                     -----------
                                                                           2,135
                                                                     -----------
--------------------------------------------------------------------------------

SOUTH KOREA(1.4%)
SOVEREIGN(1.4%)
  Republic of Korea
    8.875%, 4/15/08                                           600            650
                                                                     -----------
--------------------------------------------------------------------------------
TURKEY(0.5%)
CORPORATE(0.5%)
  Cellco Finance NV
  (b)15.00%, 8/1/05                                           220            214
                                                                     -----------
--------------------------------------------------------------------------------
UKRAINE(0.2%)
SOVEREIGN(0.2%)
  Ukraine Gov't
    11.00%, 3/15/07                                           100             70
                                                                     -----------
--------------------------------------------------------------------------------
UNITED KINGDOM(2.3%)
CORPORATE(2.3%)
  British Sky Broadcasting Group Plc
    8.20%, 7/15/09                                            225            213
  Colt Telecommunications Group plc
    7.625%, 7/31/08                                    EUR    205            175
  Crown Cork & Seal Financial plc
    7.00%, 12/15/06                                   U.S.$   170             87
  Dolphin Telecommunications plc
  (a,b)0.00%, 6/1/08                                   EUR    190             22
  (a,b)0.00%, 5/15/09                                 U.S.$   275             30
  Esprit Telecommunications Group plc
  (b,f)11.00%, 6/15/08                                 EUR    233              3
  HMV Media Group plc
  (b)10.875%, 5/15/08                                  GBP    125             75
  Telewest Comm plc
  (a)0.00%, 4/15/09                                   U.S.$   625            444
                                                                     -----------
                                                                           1,049
                                                                     -----------
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
UNITED STATES(48.7%)
ASSET BACKED SECURITIES(2.6%)
  Aircraft Lease Portfolio
   Securitization Ltd. `1996-1' DX
  (b)12.75%, 6/15/06                                  U.S.$   322    U.S.$   303
  CA FM Lease Trust
  (b)8.50%, 7/15/17                                           220            216
  CFS 1997-5 'A1'
  (e)7.72%, 6/15/05                                           248             50
  DR Securitized Lease Trust
    7.60%, 8/15/07                                            365            321
    6.66%, 8/15/10                                             73             57
  First Home Mortgage Acceptance Corp.
  (b)7.929%, 11/1/18                                          243             63
  Jet Equipment Trust `A3'
    11.79%, 06/15/13                                          175            189
                                                                     -----------
                                                                           1,199
                                                                     -----------
CORPORATE(46.1%)
  Actuant Corp.
    13.00%, 5/1/09                                            150            137
  Adelphia Communications Corp. 'B'
  (b)7.75%, 1/15/09                                         1,100            894
  (b)8.375%, 2/1/08                                           160            138
  (b)9.875%, 3/1/07                                           175            163
  Anthem Insurance Co., Inc.
    9.125%, 4/1/10                                            215            209
  Centennial Cellular
    10.75%, 12/15/08                                          625            587
  Centex Corp.
    9.75%, 6/15/05                                            150            154
  Charter Communications
  (b,c)10.25%, 1/15/10                                        570            556
  CSC Holdings, Inc.
    9.875%, 5/15/06                                           275            281
  D.R. Horton, Inc.
    8.00%, 2/1/09                                             175            158
  Echostar DBS Corp.
  (b)9.375%, 2/1/09                                           300            291
  EES Coke Battery Co., Inc.
  (b)9.382%, 4/15/07                                          100             55
  Exodus Communications, Inc.
  (b)11.625%, 7/15/10                                         300            267
  Focal Communications Corp., `B'
  (a)0.00%, 2/15/08                                           335            141
    11.875%, 1/15/10                                          430            292
  Ford Motors Credit Co., Global Bond
    7.375%, 10/28/09                                          120            120
  Global Crossing Holding Ltd.
  (b,c)9.625%, 5/15/08                                      1,000            940
  Globalstar LP
    11.375%, 2/15/04                                          150             16
    11.50%, 6/1/05                                             30              4
  Globix Corp.
    12.50%, 2/1/10                                            240             89
--------------------------------------------------------------------------------

                 The accompanying notes are an integral part
                         of the financial statements.

                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
UNITED STATES(CONTINUED)
CORPORATE (CONTINUED)
  Hayes Lemmerz International, Inc.
  (b,c)8.25%, 12/15/08                                U.S.$   655    U.S.$   422
    9.125%, 7/15/07                                           175            116
  HCA- The Healthcare Co.
    6.91%, 6/15/05                                            410            399
    7.58%, 9/15/25                                            130            113
    7.69%, 6/15/25                                            170            149
    8.75%, 9/1/10                                             110            115
  Hilton Hotels
    7.95%, 4/15/07                                            385            387
  HMH Properties 'A'
  (c)7.875%, 8/1/05                                           165            159
  Horseshoe Gaming Holding
  (b,c)8.625%, 5/15/09                                        795            778
  Huntsman ICI Chemicals
    0.125%, 7/1/09                                     EUR    225            213
  (b,c)10.125%, 7/1/09                                U.S.$   225            219
  Intermedia Communications, Inc., 'B'
  (a,c)0.00%, 7/15/07                                         375            225
    8.50%, 1/15/08                                            100             70
    8.60%, 6/1/08                                             500            350
  International Game Technology
  (c)8.375%, 5/15/09                                          315            314
  Lear Corp., `B'
    7.96%, 5/15/05                                             90             85
    8.11%, 5/15/09                                             55             50
  Lennar Corp.
  (b)9.95%, 5/1/10                                            250            255
  Level 3 Communications, Inc.
  (c)9.125%, 5/1/08                                           975            787
  Lucent Technologies Global Bond
    6.45%, 3/15/29                                            225            153
  Lyondell Chemical Co.
    9.625%, 5/1/07                                            600            582
  Motient Corp.
  (b)12.25%, 4/1/08                                           280            104
  Musicland Group, Inc.
    9.00%, 6/15/03                                            300            297
  Musicland Group, Inc. 'B'
    9.875%, 3/15/08                                           175            175
  National Steel  Corp. 'D'
  (c)9.875%, 3/1/09                                           490            196
  Nextel Communications, Inc.
  (a,c)0.00%, 9/15/07                                       1,525          1,205
  (a,c)0.00%, 2/15/08                                         300            219
  NEXTLINK Communications, Inc.
  (a,c)0.00%, 4/1/08                                          545            283
  (c)10.75%, 11/15/08                                         570            470
    10.75%, 6/1/09                                             75             62
  NTL, Inc. 'B'
  (a)0.00%, 4/1/08                                     GBP    675            545
  Nuevo Energy Co.
  b)9.375%, 10/1/10                                   U.S.$   155            155
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT             VALUE
                                                         (000)             (000)
--------------------------------------------------------------------------------
CORPORATE (CONTINUED)
  Owens-Illinios Inc.
    7.35%, 5/15/08                                    U.S.$   100     U.S.$   53
    7.50%, 5/15/10                                          1,020            530
    7.80%, 5/15/18                                             25             12
  Primus Telecommunications
    Group, Inc.
  (b)11.25%, 1/5/09                                           295             80
  (b)12.75%, 10/15/09                                         140             38
  Primus Telecommunications
    Group, Inc. 'B'
  (b,c)9.875%, 5/15/08                                        145             39
  PSINet, Inc
    11.00%, 8/1/09                                            265             69
  PSINet, Inc. 'B'
    10.00%, 2/15/05                                           960            250
  RCN Corp. 'B'
  (a,c)0.00%, 10/15/07                                        915            320
  (a)0.00%, 2/15/08                                           225             72
  Rhythms NetConnections, Inc., 'B'
  (a)0.00%, 5/15/08                                           635             76
  (b)14.00%, 2/15/10                                          195             45
  Station Casinos, Inc.
  (b,c)8.875%, 12/1/08                                        425            416
  (b,c)9.75%, 4/15/07                                         250            253
  (b)10.125%, 3/15/06                                         205            212
  Tenet Healthcare Corp.
  (c)8.125%, 12/1/08                                          335            338
  (c)8.625%, 1/15/07                                          405            415
  Viatel, Inc.
  (a)0.00%, 4/15/08                                           630             95
  Vintage Petroleum, Inc.
    8.625%, 2/1/09                                            150            152
    9.75%, 6/30/09                                            275            291
  WAM! Net Inc. 'B'
  (a,c)13.25%, 3/1/05                                         365             84
  Waste Management, Inc.
  (b)6.875%, 5/15/09                                          185            174
    7.00%, 10/15/06                                           125            120
    7.125%, 10/1/07                                           565            543
    7.125%, 12/15/17                                           40             34
    7.65%, 3/15/11                                             50             48
  Westpoint Stevens Inc.
  (b)7.875%, 6/15/05                                          240            179
   Winstar Communications
  (a)0.00%, 4/15/10                                         2,320            650
   Winstar Communications SER 144A
  (a,b,c)0.00%, 4/15/10                                     1,445            405
  XM Satellite Radio Inc.
    14.00%, 3/15/10                                           175             96
                                                                     -----------
                                                                          21,233
                                                                     -----------
                                                                          22,432
                                                                     -----------
--------------------------------------------------------------------------------

                 The accompanying notes are an integral part
                         of the financial statements.


                                                    FACE
                                                   AMOUNT             VALUE
                                                    (000)             (000)
--------------------------------------------------------------------------------
VENEZUELA(1.6%)
SOVEREIGN(1.6%)
  Republic of Venezuela Debt
    Conversion Bond 'DL'
  (d)7.00%, 12/18/07                                  U.S.$   333     U.S.$  269
  Republic of Venezuela
    Global Bond
    9.25%, 9/15/27                                            175            114
  Republic of Venezuela Par Bond
    6.75%, 3/31/20                                            500            374
                                                                     -----------
                                                                             757
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$50,385)                                                      42,888
                                                                     -----------
--------------------------------------------------------------------------------
                                                           SHARES
--------------------------------------------------------------------------------
COMMON STOCKS(0.0%)
--------------------------------------------------------------------------------
SWEDEN
  (b,g)Tele1 Europe Holding AB ADR
  (Cost U.S.$-@)                                            3,288             15
                                                                     -----------
--------------------------------------------------------------------------------
PREFERRED STOCK(4.2%)
--------------------------------------------------------------------------------
UNITED STATES
  Broadwing Communications
  Corp., `B'                                                  454            447
(g)Dobson Communications
    Corp. PIK 13.00%                                        3,677            325
  Fresenius Medical Capital
    Trust I                                               415,000            398
  Fresenius Medical Capital
    Trust II                                              125,000            115
  Kmart Financing                                           3,500             93
  (g)NEXTLINK Communications Inc.                           1,349             66
  (g)NEXTLINK Communications,
    Inc., `E'                                               2,410             70
  (g)Paxson Communications
    Corp., PIK 13.25%                                       1,938            176
  (b,g)TNP Enterprises Inc.                                   231            223
                                                                     -----------
--------------------------------------------------------------------------------
     TOTAL PREFERRED STOCK
       (Cost U.S.$1,934)                                                   1,913
                                                                     -----------
--------------------------------------------------------------------------------

                                                           NO. OF
                                                         WARRANTS
--------------------------------------------------------------------------------
WARRANTS(0.1%)
--------------------------------------------------------------------------------
CANADA(0.0%)
  (g)GT Group Telecom, Inc.,
    expiring 02/01/10                                       3,750             13
                                                                     -----------
--------------------------------------------------------------------------------

                                                           NO. OF      VALUE
                                                         WARRANTS      (000)
--------------------------------------------------------------------------------
COLOMBIA(0.0%)
  (b,g)Occidente y Caribe, expiring
    3/15/04                                                21,790    U.S.$    14
                                                                     -----------
--------------------------------------------------------------------------------
MEXICO(0.0%)
  (g)Maxcom Telecomunicaciones SA de
      CV, expiring 04/01/07                                   150             --@
                                                                     -----------
--------------------------------------------------------------------------------
UNITED STATES(0.1%)
  (b,g)Motient Corp., expiring 04/01/08                     2,800              2
  (b,g)TNP/SW Acquisition, expiring 04/01/11                  220              7
  (b,g)WAM! Net., Inc., expiring 3/1/05                     6,000              7
    (g)XM Satellite Radio Holdings, Inc.,
        expiring 03/15/10                                     175              3
                                                                     -----------
                                                                              19
                                                                     -----------
--------------------------------------------------------------------------------
VENEZUELA(0.0%)
  (g)Venezuela Oil Warrants                                 3,680            --@
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost U.S.$26)                                                              46
                                                                     -----------
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(2.5%)
--------------------------------------------------------------------------------
UNITED STATES(2.5%)
BILLS (0.2%)
  U.S. Treasury Bill, 3/15/01                         U.S.$   100             99
                                                                     -----------
REPURCHASE AGREEMENT (2.3%)
 (h)Chase Securities, Inc., 5.60% dated 12/29/00,
     due 01/02/01                                           1,072          1,072
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S.$1,171)                                                        1,171
                                                                     -----------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(0.1%)
  Euro
 (Cost U.S.$33)                                       EUR      36             34
                                                                     -----------
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                           AMOUNT        AMOUNT
                                                            (000)         (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
   (Cost U.S.$53,549)                                              U.S.$ 46,067
                                                                   -------------
--------------------------------------------------------------------------------
ASSETS
   Cash                                               U.S.$    22
   Interest Receivable                                      1,205
   Receivable for Investments Sold                            379
   Receivable for Daily Variation on Futures Contracts          2
   Foreign Withholding Tax Receivable                           2
   Other Assets                                                 4         1,614
                                                      ------------ -------------
--------------------------------------------------------------------------------
LIABILITIES
   Payable For:
     Reverse Repurchase Agreements                         (8,016)
     Dividends Declared                                    (1,483)
     Investments Purchased                                   (170)
     Net Unrealized Loss on Foreign
        Currency Exchange Contracts                          (151)
     Directors' Fees and Expenses                             (53)
     Professional Fees                                        (42)
     Shareholder Reporting Expenses                           (31)
     Investment Advisory Fees                                 (32)
     Administrative Fees                                      (15)
     Custodian Fees                                           (10)
     Deferred Country Taxes                                    (7)
   Other Liabilities                                          (9)      (10,019)
                                                      ------------ -------------
--------------------------------------------------------------------------------
NET ASSETS
   Applicable to 4,180,704, issued and outstanding
      U.S.$ 0.01 par value shares (100,000,000 shares
         authorized)                                               U.S.$ 37,662
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   9.01
                                                                   -------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
   Common Stock                                                    U.S.$     42
   Paid-in Capital                                                       58,136
   Undistributed Net Investment Income                                      374
   Accumulated Net Realized Loss                                        (13,260)
   Unrealized Depreciation on Investments, Foreign
     Currency Translations and Futures
     Contracts (net of accrued foreign taxes of
     U.S.$7 on unrealized appreciation)                                  (7,630)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$ 37,662
                                                                   -------------
--------------------------------------------------------------------------------

(a) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity.
(b) -- 144A - Certain conditions for public sale may exist.
(c) -- Denotes all or portion of securities subject to repurchase under
       Reverse Repurchase Agreements as of December 31, 2000 - see Note A-4 to financial statements.
(d) -- Variable/floating rate security - rate disclosed is as of December 31, 2000.
(e) -- Security valued at fair value - see Note A-1 to financial statements.
(f) -- Security is in default.
(g) -- Non-income producing.
(h) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value less than U.S.$500.
ADR -- American Depositary Receipt.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
--------------------------------------------------------------------------------
FUTURES CONTRACTS:
  At December 31, 2000, the following futures contracts were open:

                                                               NET
                 NUMBER       NOTIONAL                      UNREALIZED
                   OF          VALUE       EXPIRATION        GAIN/LOSS
                CONTRACTS      (000)          DATE             (000)
                ---------     --------     ----------       ----------
     LONG:
  10 Year U.S
 Treasury Note      2         U.S.$ 210     Mar-01            U.S.$6
    SHORT:
   Long Gilt        5         U.S.$ 830     Mar-01                 3
                                                            ----------
                                                              U.S.$9

--------------------------------------------------------------------------------

      The accompaying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 2000, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                         NET
   CURRENCY                                  IN                       UNREALIZED
     TO                                   EXCHANGE                       GAIN
   DELIVER      VALUE      SETTLEMENT        FOR          VALUE         (LOSS)
    (000)       (000)         DATE          (000)         (000)         (000)
   --------     -----      ----------     --------        -----       ----------
U.S.$    71  U.S.$   71    01/30/01      EUR      75   U.S.$    71     U.S.$ --@
U.S.$   128         128    02/05/01      GBP      90           134            6
EUR     760         715    01/30/01      U.S.$   634           634          (81)
EUR     180         169    01/30/01      U.S.$   150           150          (19)
EUR      35          33    02/12/01      U.S.$    30            30           (3)
EUR     225         212    02/26/01      U.S.$   191           191          (21)
GBP     745       1,114    02/05/01      U.S.$ 1,081         1,081          (33)
GBP      40          60    02/05/01      U.S.$    60            60           --@
             ----------                                -----------    ---------
             U.S.$2,502                                U.S.$ 2,351    U.S.$(151)
             ==========                                ===========    ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DECEMBER 31, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
EUR  Euro                                                 1.061     =U.S. $1.00
GBP  British Pound                                        0.670     =U.S. $1.00
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 2000

                                                                      PERCENT
                                                         VALUE        OF TOTAL
INDUSTRY                                                 (000)      INVESTMENTS
--------------------------------------------------------------------------------
Sovereign & Emerging Markets                   U.S.$    14,285            31.0%
Asset Backed Securities                                  1,199             2.6
Banks                                                      281             0.6
Cable                                                       37             0.1
Cable Television                                         3,775             8.2
Chemicals                                                1,014             2.2
Communications                                           8,687            18.9
Consumer Services/Products                                 116             0.3
Energy                                                   1,093             2.4
Finance                                                    724             1.6
Financial                                                  264             0.6
Gaming                                                   1,974             4.3
General Merchandise                                      1,928             4.2
Healthcare                                               2,043             4.4
Homebuilders/Building Materials                            154             0.3
Hotel & Lodging                                            546             1.2
Industrial                                               1,762             3.8
Media & Entertainment                                      845             1.8
Metals                                                     551             1.2
Packaging                                                  226             0.5
Real Estate                                                158             0.3
Retail                                                     801             1.7
Telecommunications                                       2,399             5.2
Other                                                    1,205             2.6
                                                       -------           -----
                                                   U.S.$46,067           100.0%
                                                   ===========           ======

--------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest .........................................................................................      U.S.$  6,315
    Dividends ........................................................................................                29
    Less: Foreign Taxes Withheld .....................................................................               (60)
---------------------------------------------------------------------------------------------------------------------------
      Total Income ...................................................................................             6,284
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Interest Expense on Borrowings ...................................................................               475
    Investment Advisory Fees .........................................................................               432
    Administrative Fees ..............................................................................               148
    Professional Fees ................................................................................                94
    Shareholder Reporting Expenses ...................................................................                49
    Custodian Fees ...................................................................................                28
    Directors' Fees and Expenses .....................................................................                13
    Transfer Agent Fees ..............................................................................                11
    Other Expenses ...................................................................................                51
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses .................................................................................             1,301
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ........................................................................             4,983
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold (net of foreign tax expense of U.S.$37) ...............................             2,597
    Foreign Currency Transactions ....................................................................               (48)
    Futures Contracts ................................................................................                (2)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ..............................................................................             2,547
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments ......................................................................            (9,136)
    Depreciation on Foreign Currency Translations ....................................................              (152)
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation .................................................            (9,288)
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation .................................            (6,741)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................      U.S.$ (1,758)
===========================================================================================================================


                                                                                      YEAR ENDED          YEAR ENDED
                                                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)               (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ...........................................................    U.S.$  4,983         U.S.$  4,825
  Net Realized Gain (Loss) ........................................................           2,547                  (10)
  Change in Unrealized Appreciation/Depreciation ..................................          (9,288)               3,416
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .................          (1,758)               8,231
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ...........................................................          (4,744)              (4,387)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (2,622 shares in 1999) ............................              --                   26
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) .......................................................          (6,502)               3,870
Net Assets:
  Beginning of Period .............................................................          44,164               40,294
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of U.S.$374 and
    U.S.$190, respectively) .......................................................    U.S.$ 37,662         U.S.$ 44,164
===========================================================================================================================


     The accompanying notes are an integral part of the finacial statements.
                                       12

                                                                                                           YEAR ENDED
                                                                                                        DECEMBER 31, 2000
STATEMENT OF CASH FLOWS                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from Sales of Investments ...............................................................     U.S.$ 76,975
    Purchases of Investments .........................................................................          (81,472)
    Net Decrease in Short-Term Investments ...........................................................            1,545
    Net Realized Loss on Foreign Currency Transactions ...............................................              (62)
    Investment Income ................................................................................            5,055
    Interest Expense Paid ............................................................................             (260)
    Net Operating Expenses Paid ......................................................................             (723)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities ........................................................            1,058
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash Received from Reverse Repurchase Agreements - Net ...........................................            3,215
    Cash Distributions Paid ..........................................................................           (4,388)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Used for Financing Activities ...........................................................           (1,173)
---------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Cash .............................................................................             (115)
CASH AT BEGINNING OF PERIOD ..........................................................................              137
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD ................................................................................     U.S.$     22
===========================================================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
---------------------------------------------------------------------------------------------------------------------------
    Net Investment Income ............................................................................     U.S.$  4,983
    Proceeds from Sales of Investments ...............................................................           76,975
    Purchases of Investments .........................................................................          (81,472)
    Net Decrease in Short-Term Investments ...........................................................            1,545
    Net Realized Loss on Foreign Currency Transactions ...............................................              (62)
    Net Decrease in Receivables Related to Operations ................................................                2
    Net Increase in Payables Related to Operations ...................................................              319
    Accretion/Amortization of Discounts and Premiums .................................................           (1,232)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Used for Operating Activities ...........................................................     U.S.$  1,058
===========================================================================================================================


    The accompanying notes are an integral part of the financial statements.
                                       13

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:
                                                                             YEARS ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------------
                                                              2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................   U.S.$ 10.56     U.S.$  9.64     U.S.$ 13.74    U.S.$ 14.86    U.S.$ 12.99
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...............................          1.19            1.15            1.23           1.29           1.71
Net Realized and Unrealized Gain (Loss) on
  Investments .......................................         (1.61)           0.82           (4.09)          1.19           2.15
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ................         (0.42)           1.97           (2.86)          2.48           3.86
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .............................         (1.13)          (1.05)          (1.18)         (1.29)         (1.49)
  In Excess of Net Investment Income ................            --              --              --          (0.01)            --
   Net Realized Gain ................................            --              --              --          (2.25)         (0.50)
  In Excess of Net Realized Gain ....................            --              --           (0.06)         (0.05)            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions .............................         (1.13)          (1.05)          (1.24)         (3.60)         (1.99)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   U.S.$  9.01     U.S.$ 10.56     U.S.$  9.64    U.S.$ 13.74    U.S.$ 14.86
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ...............   U.S.$  7.75     U.S.$  8.38     U.S.$  8.31    U.S.$ 13.13    U.S.$ 14.63
====================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value ......................................          5.05%          12.88%         (29.20)%        13.93%         34.44%
  Net Asset Value (1) ...............................         (3.14)%         22.73%         (21.57)%        17.38%         31.45%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ...............   U.S.$37,662     U.S.$44,164     U.S.$40,294    U.S.$57,069    U.S.$61,591
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .............          3.03%           2.60%           2.59%          1.86%          2.00%
Ratio of Expenses Excluding Interest Expense to
  Average Net Assets ................................          1.91%           2.08%           2.03%          1.75%          1.81%
Ratio of Net Investment Income to Average Net
  Assets ............................................         11.53%          11.53%          10.13%          8.15%         12.17%
Portfolio Turnover Rate .............................           163%            125%            266%           333%           280%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.
                                       14

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
-----------

      Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

      The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

      The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

      At December 31, 2000 the Fund had reverse repurchase agreements outstanding with Miller Anderson Sherrard and J.P. Morgan as follows:

                                                                   MATURITY IN
                                                                    LESS THAN
                                                                     365 DAYS
                                                                   -----------
Value of Securities Subject to Repurchase                          $ 7,418,000
Liability Under Reverse Repurchase Agreement                       $ 8,016,000
Interest Rate                                                            7.59%

      The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was approximately $2,854,000 at a weighted average interest rate of 6.24%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institu-tions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

      INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

      TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

      Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

      Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

      The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

15. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts, securities sold short, structured securities, futures and over-the-counter trading.

16. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

      The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

      Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

      Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

      Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

      In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the year ended December 31, 2000, the Fund made purchases and sales totaling $81,642,000 and $75,399,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $53,764,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $7,728,000 of which $870,000 related to appreciated securities and $8,598,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $12,764,000 to offset against future capital gains of which $10,808,000 will expire on December 31, 2006 and $1,956,000 will expire on December 31, 2007. During the year ended December 31, 2000, the Fund utilized capital loss carry forward, for U.S. Federal income tax purposes, of approximately $2,531,000. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $160,000 and post-October capital losses of $203,000.

F. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

A significant portion of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan, totaled $53,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 2000, the Board of Directors declared a dividend distribution of $0.3547 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 22, 2000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-----------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.


We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") as of December 31, 2000, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. at December 31, 2000, and the results of its operations and its cash flows, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353


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